Exhibit 99.1

June 28, 2006

Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

   Re: Rent-Way, Inc.File
   Ref. No. 0-22026

Dear Sir or Madam,

We have read Item 4.01(a) of Form 8-K dated June 28, 2006 of Rent-Way, Inc. and are in agreement with the statements contained therein.

/s/ Malin, Bergquist & Company, LLP